UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Cypress Semiconductor Corporation

(Name of Registrant as Specified In Its Charter)

T.J. Rodgers

J. Daniel McCranie

Camillo Martino

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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T.J. Rodgers, J. Daniel McCranie and Camillo Martino (collectively, “CypressFirst”) have filed a definitive proxy statement and an accompanying GOLD proxy card with the Securities and Exchange Commission to be used to solicit votes for the election of CypressFirst’s two director nominees at the 2017 annual meeting of stockholders (the “Annual Meeting”) of Cypress Semiconductor Corporation (the “Company”).

In connection with the Annual Meeting, CypressFirst prepared the following presentation entitled “Do What’s Right for Cypress (No. 3)”, (the “Presentation”). In addition, CypressFirst is making available an email dated November 7, 2016 (the “Email”) from Eric Benhamou, the lead independent director of the Company’s board of directors, to Wilbert van den Hoek, a member of the Company’s board of directors. CypressFirst has previously referenced the email in filings with the Securities and Exchange Commission (the “Commission”). The Email was produced by the Company in response to a court order issued by the Delaware Court of Chancery (the “Court”) in a lawsuit filed by Mr. Rodgers. On May 22, 2017, the Court instructed the Company to remove the confidentiality designation from the Email due to the Court’s determination that the description of the document contained in the Company’s additional definitive proxy soliciting materials filed with the Commission on May 18, 2017 was likely misleading.

Messrs. Rodgers, McCranie and Camillo may also use the Presentation and/or the Email in discussions with Company stockholders and may post the Presentation and/or the Email on cypressfirst.com.

“Do What’s Right For Cypress” (No. 3)
CypressFirst Candidates J. Daniel McCranie and Camillo Martino Personal Experts on Cypress 3.0
Dan McCranie and Camillo Martino have been responsible for defining, executing and selling semiconductor systems-level solutions (Cypress 3.0) for virtually their entire business careers.
All other current Cypress directors have no such experience.
June 6, 2017
www.CypressFirst.com

Disclaimer
T.J. Rodgers is the founding CEO of the Company. Rodgers, J. Daniel McCranie and Camillo Martino may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2017 Annual Meeting of Stockholders (the
“Annual Meeting”) of the Company. Rodgers, McCranie and Martino have filed a definitive proxy statement (the
“CypressFirst Proxy Statement”) and accompanying GOLD proxy card with the Securities and Exchange Commission (the “SEC”) in connection with his solicitation of proxies for the Annual Meeting. Rodgers owns or controls voting of 8,727,619 shares of the Company’s common stock. McCranie and Martino own 25,000 and 10,000 shares, respectively, of the Company’s common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, are included in the CypressFirst Proxy Statement and may be included in other relevant documents to be filed with the SEC in connection with the Annual Meeting.
Rodgers, McCranie and Martino have mailed the definitive CypressFirst Proxy Statement and a GOLD proxy card pursuant to applicable SEC rules. STOCKHOLDERS ARE URGED TO READ THE CYPRESSFIRST PROXY STATEMENT
(INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT RODGERS, McCRANIE AND MARTINO HAVE FILED OR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Stockholders may obtain, free of charge, copies of the definitive CypressFirst Proxy Statement and any other related documents filed by CypressFirst with respect to the Company with the SEC in connection with the Annual Meeting at the
SEC’s website (http://www.sec.gov). In addition, copies of such materials, when available, may be requested free of charge from MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885 or by email: CypressFirst@mackenziepartners.com.
2 www.CypressFirst.com

Cypress First

Our Candidates Are Better Qualified

	Non-Cypress Semiconductor Experience				Electrical Engineering Degree	Industry Focus
	CEO	Public Boards	Operations: Mfg, Mkt, R&D	Sales: System-level		
McCranie, J. Daniel	✓✓	✓✓✓ ✓✓✓ ✓✓✓	✓	✓✓✓	✓	Semiconductor
Martino, Camillo	✓	✓✓✓	✓	✓✓	✓	Semiconductor
Albrecht, W. Steve	x	x	x	x	x	Accounting
Benhamou, Eric A.	x	x	x	x	✓	Communications
Bingham, Ray	x	✓✓✓	x	x	x	Software
El-Khoury, Hassane	x	x	x	✓	✓	Semiconductor
Kwon, O.C.	✓	✓✓	✓	x	x	Semiconductor
Van Den Hoek, Wilbert	x	x	x	x	x	Semiconductor Equipment
Wishart, Michael S.	x	✓	x	x	x	Investment Banking

Source: CY website, Bloomberg

www.CypressFirst.com

3

Cypress First

Our Candidates Are Better Qualified for Cypress 3.0

	Creating and Selling Semiconductor Silicon Solutions	Significant Engagement in Automotive Market	Direct Semiconductor Strategic Account Management	Direct Semiconductor Manufacturing Experience	Industry Focus
Nominees					
Martino, Camillo	✓	✓	✓	✓	Semiconductor
McCranie, J. Daniel	✓	✓	✓	✓	Semiconductor
Current Directors					
Albrecht, W. Steve	x	x	x	x	Accounting
Benhamou, Eric A.	x	x	x	x	Communications
Bingham, Ray	x	x	x	x	Software
El-Khoury, Hassane	✓	✓	✓	x	Semiconductor
Kwon, O.C.	x	x	x	✓	Semiconductor
Van Den Hoek, Wilbert	x	x	x	x	Semiconductor Equipment
Wishart, Michael S.	x	x	x	x	Investment Banking

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www.CypressFirst.com

Ray Bingham Is Not “Essential” to Cypress 3.0
From June 5 CypressFirst letter to stockholders:
“The Cypress Board claims that Mr. Bingham is essential to the success of “Cypress 3.0.” Yet, that same
Board has never informed you that Bingham already has one foot out the door. We now know that Bingham intends to leave Cypress and join Canyon Bridge full-time once his term as executive chairman is over no later than the end of 2017, according to a Cypress statement. Why would the Board recommend the re-election of a conflicted, non-technical, lame duck over the CypressFirst board nominees J. Daniel McCranie and Camillo Martino? In addition to their impeccable ethics records and having held between them three semiconductor CEO positions and 12 directorships, both Dan and Camillo were applications engineers during their early careers, selling not just chips, but full system solutions to customers—practicing the theory underlying Cypress 3.0, which they can support much better than any current Cypress Board member.”
5 www.CypressFirst.com

“Cypress 3.0” is Mission-Critical to Cypress
? “Cypress 3.0” is Cypress jargon for “system selling” vs. chip selling
• Every microprocessor company today sells this way
• For example, Microchip semiconductor calls it “Microchip 2.0”
? What is system selling?
• Example: sell a automotive-certified gas gauge ($2) vs. a touch-screen chip ($0.50) • touch-screen chip • firmware for microcontroller-automotive certified • gas gauge touch sensor • guaranteed gas gauge functionality & reliability
• Example: sell a UL-certified coffee production system vs. a simple microcontroller
? Added skills required
• Firmware (on-chip software program)
• System level testing and validation
• Standards body and safety certification
? Added resources required
• System architect (added to Cypress 2007)
• Software engineers (now > 200 at Cypress)
• Application engineers to test and validate system (now > 150 at Cypress)
? The Cypress Board has no system engineering experts who have ever worked in semiconductors
6 www.CypressFirst.com

How Cypress Semiconductor defines Cypress 3.0
As stated in Cypress’ March 28, 2017 Analysts’ Presentation:
? CORPORATE Managing a set of Cypress businesses with clear corporate direction and target markets / applications, but execution autonomy
? MARKET Addressing markets that matter with solutions that matter. Play to win in these businesses
? CUSTOMER Engaging key and strategic customers with executive relationships starting with the CEO, while deploying broad go-to-market initiatives for our 30,000 customers
? DEVELOPMENT Focusing on solutions with fast time-to-market: applying IP-based design (HOBTO) to all platforms with complete software; silicon without software is just sand
? OPERATIONS Providing exceptional customer service with 100% on-time delivery to original schedule, 95% delivery to customer-request, 0 ppm quality and 4-week lead times
7 www.CypressFirst.com

Dan McCranie’s Experience Related to Cypress 3.0
CORPORATE – Target Market and Applications
? CEO at SEEQ Technology (1986-1993) successfully launching Ethernet solutions
? EVP Sales and Marketing at Cypress (1994 – 2001) involved in transforming company from a components supplier to a programmable solutions company
MARKET – Addressing key markets with systems solutions
? Automotive End Markets: Chairman of both Freescale Semiconductor (2011-2014) and ON Semiconductor
(2001-2017), both very large suppliers to Automotive (>$1 Billion each) accounts
? Consumer/Industrial Market: EVP Sales and Applications at Cypress Semiconductor (2014-2015) driving the systems (firmware/hardware) solution for microcontrollers at large accounts CUSTOMER – Executive relationships at key and strategic accounts
? EVP Sales and Marketing at Harris (1980-1981) EVP Sales and Marketing at Cypress(1994-2001), EVP Sales and Marketing at SEEQ (1981 – 1986), Sales/Aps Director at multiple semiconductor companies DEVELOPMENT – Hardware, firmware and software semiconductor solutions
? Systems solutions: Cypress PSoC microcontroller systems for USB Type-C, SEEQ Ethernet transceiver/data link converters, with firmware OPERATIONS – Exceptional customer service
? Board Director Cypress Semiconductor (1995-2014). Dan drove Cypress management to change their benchmarks for best-in-class customer service and was a key driver in Cypress’s strong quality and delivery performance improvements.
Dan McCranie has extensive experience as CEO, Sales & Mkt EVP and Applications Manager in creating and selling silicon solutions in the desired Cypress 3.0 end markets.
8 www.CypressFirst.com

Camillo Martino’s Experience Related to Cypress 3.0
CORPORATE – Target Market and Applications
? COO at Zoran Corporation (2001-2005) creating, manufacturing and marketing system-on-a-chip products to consumer and industrial market
? CEO Silicon Image (2010 – 2015) building and selling systems solutions products to the consumer market
MARKET – Addressing key markets with systems solutions.
? Consumer/Industrial Market: CEO Cornice Inc., building system storage solutions market.
? Applications & Marketing at National Semiconductor (1987-2000) creating product and customer reference system solution designs for the automotive, industrial, consumer and telecom CUSTOMER – Executive relationships at key and strategic accounts
? Marketing Director and Applications Engineer at National Semiconductor (1987-2000)
? COO at Zoran Corporation (2001-2005)
? CEO Silicon Image (2010-2015)
DEVELOPMENT – Hardware, firmware and software semiconductor solutions
? COO at Zoran Corporation (2001-2005) creating, manufacturing and marketing system-on-a-chip products to consumer and industrial market
? CEO Silicon Image (2010-2015) building and selling systems solutions products to the consumer market.
OPERATIONS – Exceptional customer service
? COO at Zoran Corporation (2001-2005) creating, manufacturing and marketing system-on-a-chip products to consumer and industrial market.
? CEO Silicon Image (2010-2015)
Camillo Martino’s entire career has been in the field of defining, developing, building and marketing silicon-based system-level products, which include the requisite firmware and software.
9 www.CypressFirst.com

Appendix
www.CypressFirst.com

CypressFirst Nominee – Camillo Martino

CypressFirst

Camillo Martino



- Career semiconductor industry executive, focusing on corporate operations and international marketing
- Age: 55
- Education: B.App.Sc. (in Elec. Engineering), Melbourne Univ, 1983, & Grad Dip. (in Digital Comm.), Monash Univ. 1987
- Full CV, page A1

Operating Experience – 30 years in Tech Industry

- **CEO: Silicon Image** 2010-2015
- **COO: SAI Technology** 2008-2009
- **CEO: Cornice, Inc** 2005-2007
- **COO: Zoran** 2001-2005
- **Marketing & International Experience @ National Semiconductor** 1987-2000
  - North America, Business Unit Director 1997-2000
  - Tokyo, Business Unit Director 1991-1996
  - Hong Kong, Marketing 1990-1991
  - Australia, Technical Applications 1987-1990

Board Experience – 3 Public Boards (2 current), 3 Private Boards

- **Board of Directors: MagnaChip Semiconductor** 2016-present
- **Board of Directors: MosChip** 2017-present
- **Board of Directors: VVDN Technologies (Private)** 2016-present
- **Board Vice Chairman: SAI Technology (Private)** 2015-present
- **Board of Directors: Silicon Image, Inc.** 2010-2015
- **Board of Directors: SAI Technology, Inc.** 2007-2010
- **Board of Directors: Cornice (Private)** 2005-2007

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www.CypressFirst.com

CypressFirst Nominee – J. Daniel "Dan" McCranie

CypressFirst

J. Daniel McCranie



- Senior semiconductor industry executive, skilled in electronic systems design, marketing, sales and Management
- Over 14 years direct experience with Cypress as operating executive and Board member
- Age: 73
- Education: BSEE Virginia Tech , 1966

Operating Experience–50 years in Tech Industry

- CEO: SEEQ Technology (SEEQ), 1986–1993
- CEO: Virage Logic (VIRL), 2006–2010
- EVP Sales and Marketing: Cypress Semiconductor , 1994–2001 and 2014–2015
- EVP Sales and Marketing: SEEQ Technology, 1981–1986
- EVP Sales and Marketing: Harris Corporation, 1980–1981
- Design / Technical Sales Management: AMD
- Design / Technical Sales Management: AMI
- Design / Technical Sales Management: Signetics
- Design / Technical Sales Management: Digital Development
- Design / Technical Sales Management: General Dynamics
- Design / Technical Sales Management: Pan American World Airways

Board Experience – 10 Public Boards

- Board of Directors: Mentor Graphics, 2012-present
- Board of Directors: Freescale Corp, 2011-2014
- Board of Directors: Cypress Semiconductor, 2005-14
- Board of Directors: Actel Corp, 2004-2010
- Board of Directors: Virage Logic, 2003-2010
- Board of Directors: Asat Holdings, 2002-2004
- Board of Directors: ON Semiconductor Corp, 2001-2017
- Board of Directors: Xicor Corp, 2000-2004
- Board of Directors: California Micro, 2000-2004
- Board of Directors: SEEQ, 1986-1994

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www.CypressFirst.com

CypressFirst Nominator – T.J. Rodgers

T.J. Rodgers



Founding CEO of Cypress Semiconductor in 1982. Served as the Company's President and CEO until April 2016. Rodgers is the largest non-institutional Cypress stockholder controlling the vote of an aggregate of 8.7 million shares of common stock. Full CV on page A3.

- Founding CEO, Cypress Semiconductor 1982-2016
- Cypress **financial** summary 12/81-4/16: **$4.1 billion positive cashflow**
  - Took **startup to $1.8 billion** in revenue
  - Achieved world No. 1 rank: SRAMs, NOR Flash memories
  - **Raised funding of $4.4 billion** ($40M venture, $118M IPO & stock sales, $4.23B convertible/debt)
  - **Returned capital of $8.5 billion** ($4.00B stock repurchase, $1.48B debt repayment, $425M cash dividends, $2.60B SunPower spinout)
- Cypress **organizational** summary: **built a 6,000-person worldwide organization**
  - 4/83, $7.5 million, **Round A→(25 months)→IPO**: $70 million, 5/86
  - **32 acquisitions.** Revenue: $9.7 million, Q1'86 →$450 million, Q1'16
  - **Sunpower**: acquired 2002, spun out to stockholders 2008 (**$2.6 billion**)
  - **Built the infrastructure now dubbed "Cypress 3.0":**
    - Automotive (started automotive business unit, hired El-Khoury, Fujitsu acquisition, Spansion merger)
    - Communications (Broadcom IoT group acquisition)
    - USB Type-C (three USB acquisitions)
    - Hired hundreds of software and applications engineers
    - Created Programmable System on Chip (PSoC), internal startup
    - Named Hassane El-Khoury as successor
- Board of Directors: Water Bit (precision agriculture), Enphase (solar electronics), Enovix (silicon-lithium ion batteries), Bloom Energy (fuel cells). Rodgers has no interest in returning to management at Cypress
- **PhD** Solid State Electronics, **Stanford** University 1975
- **BA** Physics and Chemistry, Salutatorian, **Dartmouth** College 1970

13

www.CypressFirst.com

From:    Eric Benhamou [eric@benhamouglobalventures.com] Sent: 11/7/2016 2:32:21PM To: Wilbert van den Hoek [wgm.vdh@gmail.com] CC:Pam Tondreau [/o=Exchangelabs/ou=Exchange Administrative Group (FYDIBOHF23SPDLT)/cn=Recipients/cn=fa5220309e174b2e9da855c09f53c5fb-Pam Tondrea]; Mike Wishart [michaelwishart@me.com] Subject: Re: Employment Agreement for Ray    Wilbert,    Yes. This reflects a discussion I had with Ray last Friday.    Ray talked to me about his role at Canyon Bridge. He was approached to join as an advisory partner. Ray told me he had nothing to do with the Lattice deal and had asked the Canyon Bridge team to be kept out of it. He also consulted with Having said that, we will still need to manage this relationship very carefully because there is bound to be some overlaps. This is ripe for conflicts on interest ... BGV    Eric Benhamou I    Founder and General Partner 540 Cowper Street, Suite 200    I    Palo Alto, CA 94301-1806 +1 (650) 324-3680 T    I    +1 (650) 473-1347 F    I    +1 (408) 421-4128 c                 On Nov 7, 2016, at 9:35AM, Wilbert van den Hoek <wgm.vdh@gmail.com> wrote: Hi Eric, Is this new agreement the result of a discussion between you and Ray? Did you talk with Ray about his role at Canyon Bridge Capital Partners, Inc.? Best regards, Wilbert On Mon, Nov 7, 2016 at 9:19AM, Eric Benhamou <eric@benhamouglobalventures.com> wrote: Thanks Pam.    <bgv_logol00.jpg>    Eric Benhamou I    Founder and General Partner 540 Cowper Street, Suite 200    I    Palo Alto, CA 94301-1806 +1 (6501 324-3680 T    I    +1 (650) 473-1 347 F I    +1 (4081 421 -41 28 c CONFIDENTIAL CY00000809

On Nov 7, 2016, at 8:52 AM, Pam Tondreau <Pamela.Tondreau@cypress.com> wrote:

<SKM_C654e16110709460.pdf>

CONFIDENTIAL CY00000810